UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  May 6, 2005


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

              (a) On May 6, 2005, the management of Duane Reade Holdings, Inc. (the "Company") and the Audit Committee of the Company concluded, after review of pertinent facts and following discussions with the Company's independent registered public accounting firm, that the previously issued financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 2004 and the Company's Quarterly Reports on Form 10-Q for the first three quarters of its 2004 fiscal year should not be relied upon. The Company is restating its previously reported balance sheets to reflect the classification of its outstanding borrowings under its amended asset-based revolving loan facility as current liabilities rather than as long-term debt, as previously reported. The change is being made because cash receipts controlled by the lenders are used to reduce outstanding debt and the Company does not meet the criteria of Statement of Financial Accounting Standards No. 6 "Classification of Short Term Obligations Expected to Be Refinanced," to reclassify the debt as long-term. Such reclassification is not an indication that this credit facility is expected to be retired within the next year. The facility expires in July of 2008, and the Company intends to access it for working capital needs throughout the remaining term of the facility. The Company expects to file an amended Annual Report on Form 10-K/A for the fiscal year ended December 25, 2004 and amended Quarterly Reports on Form 10-Q/A for the first three quarters of its 2004 fiscal year as soon as practicable.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 11, 2005

                                              DUANE READE HOLDINGS, INC.


                                              By:    /s/ John K. Henry
                                                     ---------------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer